                                                                    EXHIBIT 99.2


                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION



                            COMPUTATIONAL MATERIALS



                           $495,499,000 (APPROXIMATE)

                                   MLCC 2005-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER


                            PHH MORTGAGE CORPORATION
                                    SERVICER

                                 MAY [11], 2005



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                   POOL DATA

                                  DEAL TICKER

                          POOL SUMMARY

Total Issue Balance (USD)                            515,367,382
Original Mortgage Pool Balance (USD)                 515,367,382
Current Mortgage Pool Balance (USD)                  499,898,945
Total Number of Loans                                      1,245
Average Loan Balance (USD)                               401,525
1st lien (%age)                                           100.0%
2nd lien (%age)                                             0.0%
WA FICO                                                      739
 - Minimum FICO                                              565
 - Maximum FICO                                              819
WA LTV                                                     71.4%
 - Minimum LTV                                              9.4%
 - Maximum LTV                                            100.0%
WA DTI                                                     37.4%
 - Minimum DTI                                              1.0%
 - Maximum DTI                                             71.0%
WA Age (Months)                                                3
WA Remaining Term (Months)                                   297
Aquired Loans                                              29.5%
North California (% of Pool)                                7.3%
South California (% of Pool)                               11.1%



                    NORTH CALIFORNIA

% of State                                   39.61
WA FICO                                        743
 - Minimum FICO                                600
 - Maximum FICO                                810
WA LTV                                       65.43
 - Minimum LTV                               19.19
 - Maximum LTV                               91.95
Highest Zip-Code Density (% of State)         2.37
Zip-Code with Highest Density                94303



                    SOUTH CALIFORNIA

% of State                                   60.39
WA FICO                                        728
Minimum FICO                                   623
Maximum FICO                                   815
WA LTV                                       63.82
Minimum LTV                                   10.6
Maximum LTV                                    100
Highest Zip-Code Density  (% of State)        3.68
Zip-Code with Highest Density                91106



     CLASSIFICATION           TOTAL     CHECK
Mortgage Type             499,898,945       x
Loan-to-Value             499,898,945       x
FICO                      499,898,945       x
Purpose                   499,898,945       x
Occupancy                 499,898,945       x
Loan Balance              499,898,945       x
Property Type             499,898,945       x
Documentation Type        499,898,945       x
Fixed Period              499,898,945       x
Debt-to-Income Ratio      499,898,945       x
Geographic Distribution   499,898,945       x


            PER ANNUM FEES

Servicer Fees                   0.52
Cost of Carry

                                   POOL DATA

                                  DEAL TICKER

         MORTGAGE TYPE                   WA LTV     WA FICO       BALANCE
Classic 30yr FRM
Classic 15yr FRM
Classic ARM
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid                         71%        739    499,898,945
5/1 Hybrid w/3 year IO feature

            LTV                          WA LTV     WA FICO       BALANCE
0.01-20.00                                    15%        770      4,868,767
20.01-25.00                                   23%        693      4,914,810
25.01-30.00                                   27%        743      5,843,144
30.01-35.00                                   33%        744      4,624,732
35.01-40.00                                   38%        743      8,846,015
40.01-45.00                                   43%        774     12,676,684
45.01-50.00                                   49%        726     25,784,291
50.01-55.00                                   53%        734     16,613,927
55.01-60.00                                   58%        747     26,806,239
60.01-65.00                                   63%        751     42,681,877
65.01-70.00                                   68%        737     57,605,075
70.01-75.00                                   74%        728     55,000,410
75.01-80.00                                   79%        732    147,201,139
80.01-85.00                                   83%        730      3,642,215
85.01-90.00                                   88%        751     15,549,095
90.01-95.00                                   93%        756     12,686,080
95.01-100.00                                 100%        748     54,554,446

                                   POOL DATA

                                  DEAL TICKER

            FICO                         WA LTV     WA FICO       BALANCE
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580                                    33%        577     1,732,500
581 - 600                                    75%        593     2,315,826
601 - 620                                    85%        614       845,858
621 - 640                                    79%        629     4,652,521
641 - 660                                    71%        652    13,766,580
661 - 680                                    71%        672    29,452,934
681 - 700                                    72%        691    58,782,539
701 - 720                                    73%        711    72,144,088
721 - 740                                    70%        731    57,918,979
741 - 760                                    70%        750    63,709,233
761 - 780                                    70%        771    72,830,158
781 - 800                                    72%        790    98,390,164
801 - 820                                    74%        807    21,637,360
> 820
Unknown                                      90%          -     1,720,205

                                   POOL DATA

                                  DEAL TICKER

            LTV                          MIG %      WA FICO     BALANCE WITH MIG
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
80.01-85.00                                   42%        761      1,517,215
85.01-90.00                                   13%        725      1,983,290
90.01-95.00                                   29%        698      3,734,934
95.01-100.00

            PURPOSE                      WA LTV     WA FICO       BALANCE
Purchase                                      77%        747    222,560,875
Cash-Out/Refinancing                          67%        729    205,381,047
Refinancing                                   65%        743     71,957,023

          OCCUPANCY                      WA LTV     WA FICO       BALANCE
Owner                                         71%        737    411,703,463
Investment                                    73%        741     19,951,707
2nd Home                                      74%        750     68,243,776

                                    POOL DATA

                                   DEAL TICKER


          LOAN BALANCE                   WA LTV     WA FICO        BALANCE
<$200,000                                    68%        739      57,620,294
<$400,000                                    72%        734     126,212,101
<$600,000                                    74%        738      82,348,596
>$600,000                                    71%        742     233,717,953



          PROPERTY TYPE                  WA LTV     WA FICO       BALANCE
SFR                                           70%        736    327,025,050
PUD                                           76%        744    102,234,907
CND                                           72%        749     59,511,637
2-4 Family                                    61%        716     11,127,351



       DOCUMENTATION TYPE                WA LTV     WA FICO       BALANCE
Full                                          72%        735    430,973,892
Reduced
SISA                                          69%        753     23,636,614
NISA
NINA
NAV
No Ratio                                      60%        765     34,069,221
Alt                                           75%        759     11,219,218

                                    POOL DATA

                                   DEAL TICKER

      FIXED PERIOD (MONTHS)              WA LTV     WA FICO       BALANCE
             1                                70%        745     204,450,878
             3
             6                                72%        734     295,448,067
             12
             24
             36
             60
             84
           >=120

                DTI                      WA LTV     WA FICO       BALANCE
0.01 - 5.00                                   52%        705      7,410,210
5.01 - 10.00                                  72%        731      9,547,211
10.01 - 15.00                                 63%        732     10,917,183
15.01 - 20.00                                 74%        755     16,960,574
20.01 - 25.00                                 69%        752     39,133,059
25.01 - 30.00                                 70%        742     58,364,497
30.01 - 35.00                                 75%        730     51,606,584
35.01 - 40.00                                 75%        735     57,001,911
40.01 - 45.00                                 72%        729     79,633,966
45.01 - 50.00                                 74%        734     78,803,332
50.01 - 55.00                                 74%        743     29,970,940
> 55.00                                       73%        749     25,985,257
Unknown                                       60%        765     34,564,221

                                    POOL DATA

                                   DEAL TICKER

      GEOGRAPHIC DISTRIBUTION            WA LTV     WA FICO       BALANCE
AK                                            69%        732        535,823
AL                                            75%        769      3,459,509
AR                                            79%        731      2,033,751
AS
AZ                                            74%        739     10,611,196
CA                                            64%        734     91,762,814
CO                                            72%        753     15,597,435
CT                                            66%        724      9,295,768
CZ
DC                                            92%        744      1,494,075
DE                                            66%        729      4,932,945
FL                                            76%        749     69,462,048
GA                                            82%        759     10,028,907
GU
HI                                            15%        789         76,851
IA                                            81%        727        651,478
ID                                            74%        742      4,746,137
IL                                            73%        737     11,850,745
IN                                            77%        748      4,218,647
KS                                            90%        759      2,171,620
KY                                            68%        733      1,280,897
LA                                            77%        740      2,812,731
MA                                            63%        734     15,973,151
MD                                            73%        743     14,439,702
ME                                            70%        773      1,138,737
MI                                            76%        737     10,118,762
MN                                            81%        737      9,345,301
MO                                            74%        743      4,932,702
MS                                            79%        733        714,132
MT                                            65%        710      2,473,826
NC                                            85%        751      6,743,904
ND                                            80%        770        735,899
NE                                            70%        744        972,117
NH                                            74%        750      2,280,859
NJ                                            69%        742     34,873,314
NM                                            73%        751      2,376,880
NV                                            69%        724     11,767,209
NY                                            63%        729     53,430,085
OH                                            77%        733      6,166,534

                                   POOL DATA

                                   DEAL TICKER


OK                                            96%        707      1,282,581
OR                                            71%        763        284,000
OT
PA                                            78%        729      9,479,094
PR
RI                                            62%        745      1,624,262
SC                                            83%        753      7,619,667
SD                                            72%        714        244,177
TN                                            72%        740      2,880,915
TT
TX                                            79%        720     13,379,494
UT                                            74%        746      2,831,807
VA                                            79%        744     14,026,588
VI                                            65%        730      2,867,794
VT                                            64%        781      1,020,000
WA                                            80%        734     13,115,993
WI                                            67%        750      3,119,129
WV                                            74%        730        479,956
WY                                            79%        771        136,998